                 SELECT DIMENSIONS ASSETMANAGER VARIABLE ANNUITY
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                        SUPPLEMENT DATED AUGUST 11, 1999
                       TO THE PROSPECTUS DATED MAY 3, 1999


Due to administrative error, under the section entitled "Other Information" under the subheading "How Contracts Are Sold," the last paragraph was erroneously included in the prospectus. The paragraph described circumstances under which a Contract may be sold to employees of Hartford without payment of sales compensation to a registered representative. The paragraph is not applicable to the Contract described in the prospectus and is deleted.

Under the section entitled "Annuity Payouts" in the first paragraph under the subheading "1. When do you want Annuity Payouts to begin?," the third sentence is deleted and replaced with the following:

     The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval.


333-52707
HV-2417